Exhibit 99.Section 19(a)

EXHIBIT 4: SECTION 19(a) NOTICE TO FUND’S SHAREHOLDERS

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date: June 30, 2021
Distribution Amount Per Common Share:	$0.1125

The following table sets forth the estimated amounts of the current distribution, paid June 30, 2021, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

		Percentage		Percentage Breakdown
		Breakdown	Total Cumulative	of the Total Cumulative
	Current	of Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date[1]	Fiscal Year to Date[1]
Net Investment Income	$0.0026	2%	$0.0389	4%
Net Realized ST Cap Gains	$0.0300	27%	$0.0591	6%
Net Realized LT Cap Gains	$0.0799	71%	$0.2175	21%
Return of Capital or Other Capital Source	$0.0000	0%	$0.6970	69%
TOTAL (per common share):	$0.1125	100%	$1.0125	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from May 31, 2016 through May 31, 2021	13.03%
Annualized current distribution rate expressed as a percentage of NAV as of May 31, 2021	5.74%
Cumulative total return at NAV for the fiscal year, through May 31, 2021[2]	21.03%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of May 31, 2021[1]	4.31%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized appreciation of portfolio securities and net realized gains on sale of securities is $233,768,901, of which $191,726,381 represents net unrealized appreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

1	The Fund’s current fiscal year began on October 1, 2020.

2	Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2020 through May 31, 2021.

Tekla Healthcare Opportunities Fund

CUSIP: 879105104

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500
Fax: 617-772-8577

03HHRB            002CSNBF5D

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date: July 30, 2021
Distribution Amount Per Common Share:	$0.1125

The following table sets forth the estimated amounts of the current distribution, paid July 30, 2021, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

		Percentage		Percentage Breakdown
		Breakdown	Total Cumulative	of the Total Cumulative
	Current	of Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date[1]	Fiscal Year to Date[1]
Net Investment Income	$0.0109	10%	$0.0498	5%
Net Realized ST Cap Gains	$0.0339	30%	$0.0930	8%
Net Realized LT Cap Gains	$0.0677	60%	$0.2852	25%
Return of Capital or Other Capital Source	$0.0000	0%	$0.6970	62%
TOTAL (per common share):	$0.1125	100%	$1.1250	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from June 30, 2016 through June 30, 2021	13.75%
Annualized current distribution rate expressed as a percentage of NAV as of June 30, 2021	5.65%
Cumulative total return at NAV for the fiscal year, through June 30, 2021[2]	23.69%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of June 30, 2021[1]	4.71%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized appreciation of portfolio securities and net realized gains on sale of securities is $275,319,267, of which $230,589,954 represents net unrealized appreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

1	The Fund’s current fiscal year began on October 1, 2020.

2	Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2020 through June 30, 2021.

Tekla Healthcare Opportunities Fund

CUSIP: 879105104

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500
Fax: 617-772-8577

03HZDA             002CSNC17E

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date: August 31, 2021
Distribution Amount Per Common Share:	$0.1125

The following table sets forth the estimated amounts of the current distribution, paid August 31, 2021, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

		Percentage		Percentage Breakdown
		Breakdown	Total Cumulative	of the Total Cumulative
	Current	of Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date[1]	Fiscal Year to Date[1]
Net Investment Income	$0.0094	8%	$0.0592	5%
Net Realized ST Cap Gains	$0.0408	36%	$0.1338	11%
Net Realized LT Cap Gains	$0.0549	49%	$0.3401	27%
Return of Capital or Other Capital Source	$0.0074	7%	$0.7044	57%
TOTAL (per common share):	$0.1125	100%	$1.2375	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from July 31, 2016 through July 31, 2021	13.10%
Annualized current distribution rate expressed as a percentage of NAV as of July 31, 2021	5.43%
Cumulative total return at NAV for the fiscal year, through July 31, 2021[2]	29.31%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of July 31, 2021[1]	4.98%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized appreciation of portfolio securities and net realized gains on sale of securities is $290,668,200, of which $243,042,122 represents net unrealized appreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

1	The Fund’s current fiscal year began on October 1, 2020.

2	Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2020 through July 31, 2021.

Tekla Healthcare Opportunities Fund

CUSIP: 879105104

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500
Fax: 617-772-8577

03ID5A            002CSNC3B3

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date: September 30, 2021
Distribution Amount Per Common Share:	$0.1125

The following table sets forth the estimated amounts of the current distribution, paid September 30, 2021, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

		Percentage		Percentage Breakdown
		Breakdown	Total Cumulative	of the Total Cumulative
	Current	of Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date[1]	Fiscal Year to Date[1]
Net Investment Income	$0.0040	4%	$0.0632	5%
Net Realized ST Cap Gains	$0.0416	37%	$0.1754	13%
Net Realized LT Cap Gains	$0.0669	59%	$0.4070	30%
Return of Capital or Other Capital Source	$0.0000	0%	$0.7044	52%
TOTAL (per common share):	$0.1125	100%	$1.3500	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from August 31, 2016 through August 31, 2021	13.67%
Annualized current distribution rate expressed as a percentage of NAV as of August 31, 2021	5.41%
Cumulative total return at NAV for the fiscal year, through August 31, 2021[2]	30.37%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of August 31, 2021[1]	5.41%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized appreciation of portfolio securities and net realized gains on sale of securities is $273,569,505, of which $214,670,945 represents net unrealized appreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

1	The Fund’s current fiscal year began on October 1, 2020.

2	Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2020 through August 31, 2021.

Tekla Healthcare Opportunities Fund

CUSIP: 879105104

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500
Fax: 617-772-8577

03IU9C            002CSNC54A

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date: October 29, 2021
Distribution Amount Per Common Share:	$0.1125

The following table sets forth the estimated amounts of the current distribution, paid October 29, 2021, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. All amounts are expressed per common share.

		Percentage		Percentage Breakdown
		Breakdown	Total Cumulative	of the Total Cumulative
	Current	of Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date[1]	Fiscal Year to Date[1]
Net Investment Income	$0.0010	1%	$0.0010	1%
Net Realized ST Cap Gains	$0.0371	33%	$0.0371	33%
Net Realized LT Cap Gains	$0.0744	66%	$0.0744	66%
Return of Capital or Other Capital Source	$0.0000	0%	$0.0000	0%
TOTAL (per common share):	$0.1125	100%	$0.1125	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from September 30, 2016 through September 30, 2021	12.33%
Annualized current distribution rate expressed as a percentage of NAV as of September 30, 2021	5.71%
Cumulative total return at NAV for the fiscal year, through September 30, 2021[2]	24.14%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of September 30, 2021[1]	0.48%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized appreciation of portfolio securities and net realized gains on sale of securities is $220,164,998, of which $219,011,623 represents net unrealized appreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

1	The Fund’s current fiscal year began on October 1, 2021.

2	Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2020 through September 30, 2021.

Tekla Healthcare Opportunities Fund

CUSIP: 879105104

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500
Fax: 617-772-8577

03JDSB            002CSNC6BC

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date: November 30, 2021
Distribution Amount Per Common Share:	$0.1125

The following table sets forth the estimated amounts of the current distribution, paid November 30, 2021, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

		Percentage		Percentage Breakdown
		Breakdown	Total Cumulative	of the Total Cumulative
	Current	of Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date[1]	Fiscal Year to Date[1]
Net Investment Income	$0.0020	2%	$0.0030	1%
Net Realized ST Cap Gains	$0.0000	0%	$0.0371	16%
Net Realized LT Cap Gains	$0.0232	20%	$0.0976	44%
Return of Capital or Other Capital Source	$0.0873	78%	$0.0873	39%
TOTAL (per common share):	$0.1125	100%	$0.2250	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from October 31, 2016 through October 31, 2021	15.48%
Annualized current distribution rate expressed as a percentage of NAV as of October 31, 2021	5.47%
Cumulative total return at NAV for the fiscal year, through October 31, 2021[2]	4.83%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of October 31, 2021[1]	0.91%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized appreciation of portfolio securities and net realized gains on sale of securities is $214,243,594, of which $211,404,134 represents net unrealized appreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

1	The Fund’s current fiscal year began on October 1, 2021.

2	Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2021 through October 31, 2021.

Tekla Healthcare Opportunities Fund

CUSIP: 879105104

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500
Fax: 617-772-8577

03JRJB            002CSNC767